EXHIBIT 10.19

                               NEW NOTE AGREEMENT


         THIS AGREEMENT is made effective as of the 1st day of November, 1996, by and among EMCON, a California corporation ("EMCON"), Organic Waste Technologies, Inc., a Delaware corporation, ("OWT"), and the undersigned holders of common stock ("Shares at Issue") of OWT and holders of options to purchase the common stock of OWT ("Options at Issue") listed on the signature pages hereto (collectively, the holders thereof being the "Management Stakeholders").

         WHEREAS, the Management Stakeholders are parties to that certain Rescission and Reformation Agreement dated as of November 1, 1996 by and among the Management Stakeholders, OWT and EMCON (the "Rescission Agreement");

         WHEREAS, pursuant to the Rescission Agreement, each Management Stakeholder has agreed to the cancellation of the Options at Issue held by him in exchange for an unfunded, unsecured promise of OWT to pay certain sums, and the exchange of Shares at Issue held by him for a new convertible note made by OWT (collectively, the "Notes");

         WHEREAS, in connection therewith, the parties hereto desire to enter into additional agreements regarding the Notes;

         WHEREAS, EMCON desires to lend each Management Stakeholder an amount equal to any additional federal, state and local income taxes (the "Tax Liability") paid by him as a result of the cancellation of the Options in exchange for an unfunded, unsecured promise to pay certain sums and the exchange of the Shares at Issue owned by him for a Note (the "Loan Amount").

         NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties agree with each other as follows:

         1. LOAN. Upon the date on which any amounts are withheld by OWT or EMCON for each Management Stakeholder's Tax Liability or paid directly by such Management Stakeholder to the appropriate taxing authority, EMCON shall pay to such Management Stakeholder an amount equal to such withholding or Tax Liability, by cashier's check or wire transfer, and such Management Stakeholder shall execute a note in the principal amount of the Loan Amount, in the form of Exhibit A hereto (the "Loan Note").

         2. (a) EXCHANGE RIGHT. In the event that the Note or the Option Base Amount (as defined in the Rescission Agreement) has not been converted into OWT Common Stock in accordance with its terms prior to the fifth anniversary of the date hereof, each Management Stakeholder shall have the right, for a period of ninety (90) days prior to the fifth anniversary of the date hereof, to exchange the Note payable to him for fully paid and nonassessable shares of Common Stock, no par value, of EMCON as such stock exists on the date of issuance of the Note payable to him and the date of the Rescission Agreement, or any shares of capital stock of EMCON into which such stock shall hereafter be changed or reclassified (the "EMCON Common Stock") at the exchange price determined as provided herein (the "EMCON Exchange Price"). Upon the surrender of the Note, accompanied by a Notice of Exchange of Convertible Note in the form attached hereto as Exhibit B with respect to both the amount due under the Note and the Option Base Amount, properly completed and duly executed by the Management Stakeholder (an "Exchange Notice"), EMCON shall issue and deliver to or upon the order of the Management Stakeholder that number of shares of EMCON Common Stock for which the sum of the Principal (as defined in the Note) and the Option Base Amount shall be exchanged, as determined in accordance herewith. Upon such exchange, any accrued but unpaid interest on the Notes shall be immediately due and payable.

         The number of shares of EMCON Common Stock to be issued upon conversion of each Note and Option Base Amount shall be determined by dividing the sum of the Principal of such Note and the Option Base Amount of such Management Stakeholder by the EMCON Exchange Price in effect on the date the Exchange Notice is delivered to EMCON by the Management Stakeholder.

             (b) EXCHANGE PRICE. The EMCON Exchange Price shall initially be $6.50.

                 (i) SUBDIVISIONS. In case EMCON shall at any time subdivide the outstanding shares of EMCON Common Stock, the EMCON Exchange Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of EMCON Common Stock, the Exchange Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as the case may be.

                 (ii) STOCK DIVIDENDS. In case EMCON shall at any time pay a dividend with respect to EMCON Common Stock payable in EMCON Common Stock, then the EMCON Exchange Price in effect immediately prior to the record date for distribution of such dividend shall be adjusted to that price determined by multiplying the EMCON Exchange Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of EMCON Common Stock outstanding immediately after such dividend.

                 (iii)    RECLASSIFICATION   OR   MERGER.   In   case   of   any
reclassification, change or conversion of the EMCON Common Stock (other than as a result of a subdivision or combination described above and other than upon any Acceleration Event, as defined below), each Management Stakeholder shall have the right to receive, upon exchange of the Note owned by him and satisfaction of the promise to pay the Option Base Amount the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or conversion by a holder of the number of shares of EMCON Common Stock the number of EMCON Common Shares into which his Note and his respecting Option Base Amount could then be exchanged. The provisions of this subparagraph (iii) shall similarly apply to successive reclassifications, changes, and conversions.

             (c) AUTHORIZED SHARES. EMCON covenants that during the period the exchange right set forth in this Section 2 exists, EMCON will reserve from the authorized and unissued EMCON Common Stock a sufficient number of shares to provide for the issuance of EMCON Common Stock upon the full exchange of the Notes and the Option Base Amounts. EMCON represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.

             (d) METHOD OF EXCHANGE. Except as otherwise provided in the Note or the Rescission Agreement, or agreed by the Management Stakeholder, the Note held by him and his respective Option Base Amount may be exchanged by the Management Stakeholder in whole by (i) submitting to EMCON an Exchange Notice and (ii) surrendering the Note held by him at the principal office of EMCON.

             (e) RESTRICTIONS CONCERNING THE SHARES. The shares of EMCON Common Stock to be held by Management Stakeholders pursuant to the exercise of the exchange rights set forth in Section 2 may not be sold or transferred unless either (i) such shares first shall have been registered under the Securities Act of 1933 (the "Act") and applicable state securities laws or (ii) EMCON shall have been furnished with an opinion of legal counsel to the effect that such sale or transfer is exempt from the registration requirements of the Act and all applicable state securities laws. Each certificate for shares of EMCON Common Stock to be held by the Management Stakeholders that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Upon the request a Management Stakeholder, EMCON shall remove the foregoing legend from the certificate representing the EMCON Common Stock held by such Management Stakeholder upon exercise of the exchange rights pursuant to Section 2 or issue to such Management Stakeholder a new certificate therefor free of any transfer legend, if, with such request, EMCON shall have received either (i) an opinion of counsel to the effect that any such legend may be removed from such certificate, or (ii) if the present paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, satisfactory representations from the Management Stakeholder that such Management Stakeholder is not then, and has not been during the preceding three (3) months, an affiliate of EMCON, and that a period of at least three (3) years has elapsed since the later of the date the securities were acquired (as determined under Rule 144) from EMCON or an affiliate of EMCON.

             (f) ACCELERATION OF EXCHANGE RIGHTS. Notwithstanding anything to the contrary herein, in the event that any of the following events set forth in paragraphs (i) through (v) of this Section 2(f) (each, an "Acceleration Event") shall occur, then the exchange rights set forth in Section 2(a) shall, at the option of each Management Stakeholder, be immediately exercisable:

                 (i) by any Management Stakeholder upon a consolidation or merger of EMCON with or into any other corporation or corporations (other than a wholly-owned subsidiary of EMCON and other than a merger in which EMCON is the surviving corporation), or the sale, transfer or other disposition of all or substantially all of the assets of EMCON;

                 (ii) by any Management Stakeholder, upon a change in ownership of Fifty Percent (50%) or more, in a single transaction, of the stock of OWT, other than to an affiliate or affiliates of EMCON which does not materially alter EMCON's direct or indirect ownership of OWT;

                 (iii) by any Management Stakeholder, upon a change in ownership of Fifty Percent (50%) or more, in a series of two (2) or more transactions, of the outstanding stock of OWT, other than to an affiliate or affiliates of OWT and a substantial diminution in the responsibilities of Mark H. Shipps with respect to OWT in his capacity as an employee of EMCON;

                 (iv) (A) upon a change in ownership of Thirty-Five Percent (35%) or more of the stock of EMCON to a single buyer or an affiliated group of buyers, resulting in a change in the majority of the board of directors of EMCON from the board of directors as it existed immediately prior to such change in ownership, or (B) upon a change in ownership of Fifty Percent (50%) or more, in a single transaction, of the stock of EMCON;

                 (v) by any Management Stakeholder, upon the liquidation, dissolution or winding up of OWT or the consolidation or merger of OWT with and into another corporation (other than a merger in which OWT is the surviving corporation);

                 (vi) by any Management Stakeholder, upon the occurrence of any transaction, without the consent of Mark H. Shipps, in which Twenty Percent (20%) or more of the outstanding common stock of OWT becomes owned by persons other than EMCON or an affiliate or affiliates of EMCON;

                 (vii) by any Management Stakeholder upon his death or the termination of his employment by OWT other than a Termination for Cause, the "Termination for Cause" is intended to embrace intentionally or grossly negligent conduct on the part of the Maker which is materially detrimental to the operations and/or reputation of OWT or the Holder. By way of illustration such actions would include (but would not be limited to) a material breach of Maker's obligations under any employment agreement between the Maker and OWT and/or the Holder, and/or conviction of a crime (other than minor infractions such as parking or similar traffic violations), moral turpitude and revocation by the applicable licensing authority of professional licenses (if any) material to the Maker's ability to perform the Maker's employment obligations; or

                 (viii) by any Management Stakeholder upon a fundamental change in EMCON's current strategy of focussing a material amount of EMCON's resources on services relating to the design, construction, ownership, operation and maintenance of infrastructure.

         3. REQUEST FOR REGISTRATION.

             (a) Upon the receipt by EMCON of Exchange Notices from Management Stakeholders holding Notes, the aggregate Principal of which together with the Option Base Amounts owed to such Management Stakeholders, may be exchanged for EMCON Common Stock with an aggregate value, based on the closing price of the

EMCON Common Stock on the principal market on which such stock is traded on the date of such Exchange Notices, $1,000,000 or more, EMCON will:

                 (i) promptly file a registration statement with the Securities and Exchange Commission (the "Commission") and effect all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act of 1933, as amended (the "Securities Act"), and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of all of the EMCON Common Stock issuable upon the full exchange of the Notes by the Management Stakeholders and the cancellation of (the "Management Shares"); provided, however, that EMCON shall not be obligated to effect such registration, qualification or compliance pursuant to this Section 3(a)(i)(A) in any particular jurisdiction in which EMCON would be required to execute a general consent to service of process unless EMCON is already subject to service in such jurisdiction and except as required by the Securities Act and (B) after EMCON has already effected one such registration, qualification or compliance;

                 (ii) promptly give notice to all Management Stakeholders of the expected registration of the Management Shares;

                 (iii) use its best efforts to cause such registration to be declared effective by the Commission;

                 (iv) keep such registration statement effective for a period of one year or until the Management Stakeholders have completed the distribution described in the registration statement, whichever first occurs;

                 (v) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities offered by such registration statement;

                 (vi) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Management Stakeholder from time to time may reasonably request;

                 (vii) notify each Management Stakeholder selling EMCON Common Stock covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such Management Stakeholder, prepare and furnish to such Management Stakeholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                 (viii) cause all such EMCON Common Stock registered pursuant hereunder to be listed on each securities exchange, if any, on which similar securities issued by EMCON are then listed;

                 (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

                 (x) in connection with any underwritten offering pursuant to a registration statement filed pursuant to this Section, enter into an underwriting agreement reasonably necessary to effect the offer and sale of EMCON Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

             (b) During the period that EMCON's registration statement is effective pursuant to this Section 3, the Management Stakeholders shall comply with all applicable EMCON policies regarding trading of securities by insiders and members of management, including the observance of "window period" and other restrictions.

         4. EMCON REGISTRATION.

             (a) If, at any time after the registration  statement  described in
Section 3 is no longer effective, EMCON shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, EMCON will:

                 (i) promptly give to each Management Stakeholder written notice thereof;

                 (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 4(b) below, and in any underwriting involved therein, all the Management Shares specified in a written request or requests, made by any Management Stakeholder and received by EMCON within twenty (20) days after the written notice from EMCON described in clause (i) above is mailed or delivered by EMCON. Such written request may specify all or a part of a Management Stakeholder's Management Shares;

                 (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Management Stakeholder from time to time may reasonably request;

                 (iv) cause all such EMCON Common Stock registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by EMCON are then listed; and

                 (v) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

             (b) If the registration of which EMCON gives notice is for a registered public offering involving an underwriting, EMCON shall so advise the Management Stakeholders as a part of the written notice given pursuant to
Section 4(a)(i). In such event, the right of any Management Stakeholder to registration pursuant to this Section 4 shall be conditioned upon such Management Stakeholder's participation in such underwriting and the inclusion of such Management Stakeholder's Management Shares in the underwriting to the extent provided herein. All Management Stakeholders proposing to distribute their securities through such underwriting shall (together with EMCON and the other holders of securities of EMCON with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by EMCON.

             (c) Notwithstanding any other provision of this Section 4, if the representative of the underwriters advises EMCON in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all the Management Stakeholders from, or limit the number of the Management Shares to be included in, the registration and underwriting. EMCON shall so advise the Management Stakeholders and all other holders of EMCON securities (the "Other Shares") requesting registration and the number of Management Shares and Other Shares that may be included shall be allocated among the Management Stakeholders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of Management Shares and Other Shares that are requested to be registered.

             (d) EMCON's obligations pursuant to this Section 4 shall expire as to each Management Stakeholder at such time as such Management Stakeholder may sell all shares of EMCON Common Stock issued upon exchange for such Management Stakeholder's Note during any successive two quarter period pursuant to Rule 144 under the Securities Act.

         5. EXPENSES OF REGISTRATIOn. All Registration Expenses (as hereinafter defined) incurred in connection with any registration, qualification or compliance pursuant to Section 3 and 4 hereof shall be borne by EMCON. All Selling Expenses (as hereinafter defined) relating to securities so registered shall be borne by the Management Stakeholders who own such Management Shares pro rata on the basis of the number of Management Shares so registered on their behalf. For purposes of this Section 5, Registration Expenses shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for EMCON, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Management Stakeholders. For purposes of this Section 5. Selling Expenses shall mean all underwriting discounts and selling commissions applicable to the sale of the Management Shares and fees and disbursements of counsel for any Management Stakeholder (other than the fees and disbursements of counsel included in Registration Expenses).

         6. INDEMNIFICATION.

             (a) EMCON will indemnify each Management Stakeholder with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act, any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by EMCON of the Securities Act or any rule or regulation thereunder applicable to EMCON and relating to action or inaction required of EMCON in connection with any such registration, qualification, or compliance, and will reimburse each such Management Stakeholder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that EMCON will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to EMCON by such Management Stakeholder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of EMCON (which consent has not been unreasonably withheld).

             (b) Each Management  Stakeholder will, if Management Shares held by him or her are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify EMCON, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of EMCON's securities covered by such a registration statement, each person who controls EMCON or such underwriter within the meaning of Section 15 of the Securities Act, and each other Management Stakeholder against all claims, losses, damages any liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse EMCON and such Management Stakeholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to EMCON by such Management Stakeholder and stated to be specifically for use therein provided, however, that the obligations of such Management Stakeholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Management Stakeholder (which consent shall not be unreasonably withheld).

             (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any

Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

             (d) If the Indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expenses as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

             (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provision in the underwriting agreement shall control.

         7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of restricted securities to the public without registration, EMCON agrees to use its best efforts to:

             (a) Make and keep public information regarding EMCON available as those terms are understood and defined in Rule 144 under the Securities Act;

             (b) File with the Commission in a timely manner all reports and other documents required of EMCON under the Securities Act and the Securities Exchange Act of 1934, as amended; and

             (c)  So  long  as a  Management  Stakeholder  owns  any  restricted securities, furnish to the Management Stakeholder forthwith upon written request a written statement by EMCON as to its compliance with the reporting requirements of Rule 144; and of the Securities Act and the Exchange Act.

         8. OWT'S REGISTRATION RIGHTS OBLIGATIONS. In the event that OWT shall be required to register shares of its stock pursuant to Section 2.3 of the Notes, then the provisions of Sections 4 to 7 hereof shall apply with respect to such registration.

         9. MISCELLANEOUS.

             (a) NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed within three (3) business days by registered mail, return receipt requested, (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), or (d) three (3) business days after being sent by registered or certified mail, return receipt requested, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

        Management Stakeholders:     To each  Management  Stakeholder  at the
                                     address set forth on Schedule 1

        EMCON:                       EMCON
                                     400 S. El Camino Real, Suite 1200
                                     San Mateo, California  94402
                                     Attention:  R. Michael Momboisse, Esq.
                                     Fax No.:  (415) 375-0763

             (b) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings as to the subject matter of this Agreement.

             (c) AMENDMENTS, WAIVERS AND CONSENTS. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if agreed to by EMCON and Management Stakeholders holding Notes representing in aggregate in excess of Fifty Percent (50%) of the aggregate amount due under all of the Notes.

             (d) BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the personal representatives and successors of the respective parties hereto, except that no Management Stakeholder shall have the right to assign its rights hereunder or any interest herein without obtaining the prior written consent of EMCON. Notwithstanding the foregoing, each Management Stakeholder may assign his rights hereunder

                 (i) to his spouse, parents, grandparents, children or grandchildren or other family members (including relatives by marriage), or to a custodian, trustee or other fiduciary for his account or the account of a member of his family, or

                 (ii) by way of bequest or inheritance upon death.

             (e) GENERAL. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement the singular includes the plural, the plural the singular.

             (f) SEVERABILITY. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

             (g) COUNTERPARTS. This Agreement may be execute in counterparts, all of which together shall constitute one and the same instrument.

             (h) GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Delaware without regard to the principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                       EMCON
                       /s/ R. Michael Momboisse
                       ----------------------------------
                       By: R. MICHAEL MOMBOISSE
                       Title:    CFO and VP Legal

                       ORGANIC WASTE TECHNOLOGIES, INC.
                       /s/ Anthony A. Alexander
                       ----------------------------------
                       By: ANTHONY A. ALEXANDER
                       Title:    Secretary

                       MANAGEMENT STAKEHOLDERS

                       /s/Mark H. Shipps
                       ----------------------------------
                       MARK H. SHIPPS

                       /s/Anthony A. Alexander
                       ----------------------------------
                       ANTHONY A. ALEXANDER

                       /s/James Helmick
                       ----------------------------------
                       JAMES HELMICK

                       /s/Raymond J. Nardelli
                       ----------------------------------
                       RAYMOND J. NARDELLI

                       /s/Stephen Lingafelter
                       ----------------------------------
                       STEPHEN LINGAFELTER

                       /s/Randall W. Chapman
                       ----------------------------------
                       RANDALL W. CHAPMAN